EXHIBIT 99.1

HCC Reports Second Quarter 2007 and Half Year Results

HOUSTON, Aug. 7, 2007 (PRIME NEWSWIRE) -- HCC Insurance Holdings, Inc. (NYSE:HCC) today released earnings for the second quarter and first half of 2007.

Net earnings increased 13% during the second quarter of 2007 to a record $101.2 million from $89.1 million and net earnings per diluted share also increased 13% to $0.86 per share from $0.76 per share, both compared to the same period in 2006. This was the first time quarterly net earnings exceeded $100 million.

Net earnings increased significantly during the first six months of 2007, rising 18% to $197.9 million from $168.3 million and diluted earnings per share increased 17% to $1.69 per share from $1.44 per share, both compared to the first six months of 2006.

Total revenue during the first six months of 2007 increased 24% to $1.2 billion from $959.5 million in the corresponding period of 2006. This increase was primarily from growth of earned premium and investment income.

Net earned premium of the Company's insurance company subsidiaries continues to show strong growth rising by 27% to $992.0 million during the first six months of 2007 compared to $783.9 million in the first half of 2006. During the same period, net written premium increased by 18% to $1.0 billion and gross written premium grew 16% to $1.3 billion. Gross written premium growth primarily came from an acquisition in our life, accident and health business and from organic growth in our credit and surety operations. Net written premium growth occurred principally due to the growth in gross written premium.

The GAAP combined ratio of the Company's insurance company subsidiaries was 84.0% for the first six months of 2007 compared to 84.2% in the corresponding period of 2006. There was net negative reserve development of $3.6 million for the first six months of 2007, which includes $1.2 million of amortization of reserve discounts from acquisitions.

Frank J. Bramanti, Chief Executive Officer commented, "HCC has turned in another strong quarter and first half of 2007 in an increasingly competitive environment. Our underwriting discipline and specialty focus should help us avoid the pitfalls of this softening marketplace."

Fee and commission income was down slightly during the first six months of 2007 to $63.3 million from $65.5 million in the first half of 2006. Increasing our fee based business remains a focus of our acquisition efforts.

Net investment income increased by 35% in the first half of 2007 to $98.2 million, compared to $72.8 million in the corresponding period of 2006. This growth was due to increased investment assets and higher interest rates.

As of June 30, 2007, our fixed income investment portfolio had an average rating of AAA, a duration of 4.9 years and an average tax equivalent yield of 5.3%. The Company held $6.8 million of sub-prime bonds and $14.3 million of Alt-A bonds which had an unrealized loss of $263,000. The average rating on these bonds is AAA, and there have been no rating actions or surveillance issues associated with them. At the purchase date, these bonds were modeled using loan-to-value as the primary potential loss determinant. The Company owns no CDOs or CLOs.

While much has been written recently about defaults on U.S. sub-prime mortgages, the Company has written no domestic mortgage guaranty insurance and believes it has little or no exposure on its small amount of International mortgage-related programs.

As of June 30, 2007, total investments increased 11% to $4.3 billion; total assets grew to $7.9 billion; shareholders' equity increased to $2.2 billion; book value per share increased 7% to $19.52; and the Company's debt to total capital ratio remains very conservative at 13.7%, all compared to December 31, 2006. See attached tables.

HCC will hold an open conference call beginning at 8:00 a.m. Central Time on Wednesday, August 8 to discuss these results. To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-1303. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcc.com. A replay of the webcast will be available on the website until Friday, September 7, 2007.

Headquartered in Houston, Texas, HCC is a leading international specialty insurance group with offices across the United States and in Bermuda, Spain, Ireland and the United Kingdom. HCC has assets exceeding $7.9 billion, shareholders' equity of almost $2.2 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

For more information, visit our website at www.hcc.com.

The HCC Insurance Holdings, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=1977

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

                   HCC Insurance Holdings, Inc. and Subsidiaries
                              Financial Highlights
                                 June 30, 2007
                 (Unaudited, in thousands except per share data)

                                                Three Months Ended
                                                     June 30,
                                                 2007        2006
                                              ----------  ----------
 Gross written premium                        $  665,601  $  586,054

 Net written premium                             533,820     483,482

 Net earned premium                              494,386     403,320

 Fee and commission income                        31,136      33,878

 Net investment income                            48,697      36,173

 Other operating income                           20,100      20,045

 Total revenue                                   594,250     493,217

 Net earnings                                    101,172      89,144

 Earnings per share (diluted)                       0.86        0.76

 Cash flow from operations                       169,989     181,850

 Weighted average shares outstanding (diluted)   117,728     116,860

 GAAP net loss ratio                                61.3%       57.3%

 GAAP combined ratio                                83.9%       83.0%

                                               June 30,   December 31,
                                                 2007        2006
                                              ----------  ----------
 Total investments                            $4,349,511  $3,927,995

 Total assets                                  7,940,137   7,630,132

 Shareholders' equity                          2,195,177   2,042,803

 Debt to total capital                              13.7%       13.1%

 Book value per share                         $    19.52  $    18.28

                   HCC Insurance Holdings, Inc. and Subsidiaries
                              Financial Highlights
                                 June 30, 2007
                (Unaudited, in thousands except per share data)

                                                 Six Months Ended
                                                     June 30,
                                                 2007        2006
                                              ----------  ----------

 Gross written premium                        $1,264,702  $1,092,112

 Net written premium                           1,030,785     876,533

 Net earned premium                              991,986     783,891

 Fee and commission income                        63,261      65,547

 Net investment income                            98,164      72,754

 Other operating income                           38,685      38,795

 Total revenue                                 1,191,472     959,490

 Net earnings                                    197,862     168,286

 Earnings per share (diluted)                       1.69        1.44

 Cash flow from operations                       400,300     259,941

 Weighted average shares outstanding (diluted)   117,381     116,885

 GAAP net loss ratio                                60.9%       57.8%

 GAAP combined ratio                                84.0%       84.2%

                                               June 30,   December 31,
                                                 2007        2006
                                              ----------  ----------

 Total investments                            $4,349,511  $3,927,995

 Total assets                                  7,940,137   7,630,132

 Shareholders' equity                          2,195,177   2,042,803

 Debt to total capital                              13.7%       13.1%

 Book value per share                         $    19.52  $    18.28

                  HCC Insurance Holdings, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                            (Unaudited, in thousands)

                                               June 30,   December 31,
                                                2007         2006
                                             -----------  -----------
 ASSETS

 Investments:
  Fixed income securities                    $ 3,401,787  $ 3,007,193
  Short-term investments                         732,912      714,685
  Other investments                              214,812      206,117
                                             -----------  -----------
   Total investments                           4,349,511    3,927,995
 Cash                                             41,931       48,290
 Restricted cash and cash investments            171,215      176,424
 Premium, claims and other receivables           829,781      864,705
 Reinsurance recoverables                      1,075,313    1,169,934
 Ceded unearned premium                          247,374      226,125
 Ceded life and annuity benefits                  68,038       70,923
 Deferred policy acquisition costs               197,375      182,410
 Goodwill                                        743,239      742,677
 Other assets                                    216,360      220,649
                                             -----------  -----------
  Total assets                               $ 7,940,137  $ 7,630,132
                                             ===========  ===========
 LIABILITIES

 Loss and loss adjustment expense payable    $ 3,202,988  $ 3,097,051
 Life and annuity policy benefits                 68,038       70,923
 Reinsurance balances payable                    121,932      122,805
 Unearned premium                                983,232      920,350
 Deferred ceding commissions                      71,496       64,949
 Premium and claims payable                      598,915      646,224
 Notes payable                                   347,590      308,887
 Accounts payable and accrued liabilities        350,769      356,140
                                             -----------  -----------

  Total liabilities                            5,744,960    5,587,329

 SHAREHOLDERS' EQUITY

 Common stock                                    112,483      111,731
 Additional paid-in capital                      820,272      798,213
 Retained earnings                             1,273,614    1,098,887
 Accumulated other comprehensive income
  (loss)                                         (11,192)      33,972
                                             -----------  -----------
  Total shareholders' equity                   2,195,177    2,042,803
                                             -----------  -----------
  Total liabilities and shareholders' equity $ 7,940,137  $ 7,630,132
                                             ===========  ===========
               HCC Insurance Holdings, Inc. and Subsidiaries
               Condensed Consolidated Statements of Earnings
              (Unaudited, in thousands except per share data)

                           Six months ended     Three months ended
                               June 30,              June 30,
                            2007       2006       2007       2006
                         ---------- ---------- ---------- ----------
 REVENUE
 Net earned premium      $  991,986 $  783,891 $  494,386 $  403,320
 Fee and commission
  income                     63,261     65,547     31,136     33,878
 Net investment income       98,164     72,754     48,697     36,173
 Net realized investment
  loss                         (624)    (1,497)       (69)      (199)
 Other operating income      38,685     38,795     20,100     20,045
                         ---------- ---------- ---------- ----------

  Total revenue           1,191,472    959,490    594,250    493,217
                         ---------- ---------- ---------- ----------
 EXPENSE
 Loss and loss adjustment
  expense, net              603,763    453,092    303,291    231,025
 Policy acquisition
  costs, net                174,527    152,809     85,428     76,577
 Other operating expense    111,108     97,002     53,467     49,669
 Interest expense             4,399      4,437      1,096      2,283
                         ---------- ---------- ---------- ----------

  Total expense             893,797    707,340    443,282    359,554
                         ---------- ---------- ---------- ----------

 Earnings before income
  tax expense               297,675    252,150    150,968    133,663
 Income tax expense          99,813     83,864     49,796     44,519
                         ---------- ---------- ---------- ----------

  Net earnings           $  197,862 $  168,286 $  101,172 $   89,144
                         ========== ========== ========== ==========
 Basic earnings per share
  data:
 Net earnings per share  $     1.76 $     1.51 $     0.90 $     0.80
                         ========== ========== ========== ==========
 Weighted average shares
  outstanding               112,117    111,117    112,273    111,218
                         ========== ========== ========== ==========
 Diluted earnings per
  share data:
 Net earnings per share  $     1.69 $     1.44 $     0.86 $     0.76
                         ========== ========== ========== ==========
 Weighted average shares
  outstanding               117,381    116,885    117,728    116,860
                         ========== ========== ========== ==========
 Cash dividends declared,
  per share              $     0.20 $    0.175 $     0.10 $     0.10
                         ========== ========== ========== ==========

                HCC Insurance Holdings, Inc. and Subsidiaries
                Condensed Consolidated Statements of Cash Flows
                         (Unaudited, in thousands)

                             Six months ended     Three months ended
                                  June 30,              June 30,
                              2007       2006       2007       2006
                           ---------  ---------  ---------  ---------
 Cash flows from operating
  activities:
  Net earnings             $ 197,862  $ 168,286  $ 101,172  $  89,144
  Adjustments to reconcile
   net earnings to net
   cash provided by
   operating activities:
    Change in premium,
     claims and other
     receivables              30,041    (10,298)   (57,125)   (54,660)
    Change in reinsurance
     recoverables             94,621      8,695    (16,646)    (3,937)
    Change in ceded
     unearned premium        (21,249)     1,135    (23,139)     1,249
    Change in loss and loss
     adjustment expense
     payable                 105,937    104,721     89,492     80,946
    Change in reinsurance
     balances payable           (873)   (22,706)     7,452      4,351
    Change in unearned
     premium                  62,882    103,079     65,504     84,813
    Change in premium and
     claims payable, net
     of restricted cash      (42,100)   (17,222)    44,587     13,096
    Change in trading
     portfolio                 4,865    (84,491)    (6,093)   (36,497)
    Depreciation and
     amortization expense      7,861      7,644      4,125      3,819
    Stock-based
     compensation expense      6,389      6,090      4,178      3,387
    Other, net               (45,936)    (4,992)   (43,518)    (3,861)
                           ---------  ---------  ---------  ---------
     Cash provided by
      operating activities   400,300    259,941    169,989    181,850
                           ---------  ---------  ---------  ---------
 Cash flows from investing
  activities:

  Sales of fixed income
   securities                174,718    164,097    146,235     98,443
  Maturity or call of fixed
   income securities         158,121    117,698     87,973     58,472
  Cost of securities
   acquired                 (736,873)  (791,385)  (369,678)  (319,771)
  Change in short-term
   investments               (26,014)   218,856    (50,871)   (27,894)
  Sale of strategic
   investment                 39,816     17,363     16,866         --
  Payments for purchase of
   subsidiaries, net of
   cash received             (51,681)   (37,457)   (45,764)   (13,457)

  Other, net                  (5,356)    (5,097)    (3,188)    (3,050)
                           ---------  ---------  ---------  ---------
     Cash used by
      investing activities  (447,269)  (315,925)  (218,427)  (207,257)
                           ---------  ---------  ---------  ---------
 Cash flows from financing
  activities:
  Advances on line of
   credit                     62,000     39,000     51,000     28,000
  Payments on notes payable
   and line of credit        (12,887)   (11,249)    (1,548)      (142)
  Sale of common stock        16,422      9,660      8,382      2,022
  Dividends paid             (22,381)   (16,648)   (11,208)    (8,338)
  Other, net                  (2,544)     5,628      1,251     (2,904)
                           ---------  ---------  ---------  ---------
     Cash provided by
      financing activities    40,610     26,391     47,877     18,638
                           ---------  ---------  ---------  ---------
 Net decrease in cash         (6,359)   (29,593)      (561)    (6,769)

 Cash at beginning of
  period                      48,290     73,935     42,492     51,111
                           ---------  ---------  ---------  ---------
     Cash at end of period $  41,931  $  44,342  $  41,931  $  44,342
                           =========  =========  =========  =========

               HCC Insurance Holdings, Inc. and Subsidiaries
                         Insurance Company Premium
                             June 30, 2007
                       (Unaudited, in thousands)

                                    2nd Qtr     2nd Qtr    Change
                                     2007        2006%
                                   ---------   ---------  ---------

 GROSS WRITTEN

 Diversified financial products    $ 260,149   $ 253,487          3%
 Group life, accident & health       202,268     138,604         46
 Aviation                             54,430      58,862         (8)
 London market account                81,087      83,658         (3)
 Other specialty lines                67,781      51,234         32
 Discontinued lines                     (114)        209         nm
                                   ---------   ---------  ---------
                                   $ 665,601   $ 586,054         14%
                                   =========   =========  =========
 NET WRITTEN

 Diversified financial products    $ 207,923   $ 212,120         (2)%
 Group life, accident & health       191,522     129,445         48
 Aviation                             38,240      54,939        (30)
 London market account                48,837      51,794         (6)
 Other specialty lines                47,420      35,193         35
 Discontinued lines                     (122)         (9)        nm
                                   ---------   ---------  ---------
                                   $ 533,820   $ 483,482         10%
                                   =========   =========  =========
 NET EARNED PREMIUM

 Diversified financial products    $ 193,337   $ 179,207          8%
 Group life, accident & health       192,224     128,262         50
 Aviation                             37,747      39,034         (3)
 London market account                30,603      26,937         14
 Other specialty lines                40,597      29,896         36
 Discontinued lines                     (122)        (16)        nm
                                   ---------   ---------  ---------
                                   $ 494,386   $ 403,320         23%
                                   =========   =========  =========
 nm - Not meaningful comparison

                 HCC Insurance Holdings, Inc. and Subsidiaries
                          Insurance Company Premium
                               June 30, 2007
                         (Unaudited, in thousands)

                                   Year to     Year to
                                     Date        Date       Change
                                     2007        2006%
                                  ----------  ----------  ----------

 GROSS WRITTEN

 Diversified financial products   $  472,402  $  450,733           5%
 Group life, accident & health       405,174     272,758          49
 Aviation                            106,093     115,096          (8)
 London market account               149,222     158,165          (6)
 Other specialty lines               132,276      95,123          39
 Discontinued lines                     (465)        237          nm
                                  ----------  ----------  ----------
                                  $1,264,702  $1,092,112          16%
                                  ==========  ==========  ==========
 NET WRITTEN

 Diversified financial products   $  379,715  $  373,765           2%
 Group life, accident & health       383,948     258,888          48
 Aviation                             77,843      90,364         (14)
 London market account                93,969      90,517           4
 Other specialty lines                95,741      63,093          52
 Discontinued lines                     (431)        (94)         nm
                                  ----------  ----------  ----------
                                  $1,030,785  $  876,533          18%
                                  ==========  ==========  ==========
 NET EARNED PREMIUM

 Diversified financial products   $  385,851  $  348,319          11%
 Group life, accident & health       384,640     256,023          50
 Aviation                             77,091      72,231           7
 London market account                64,499      48,865          32
 Other specialty lines                80,335      58,536          37
 Discontinued lines                     (430)        (83)         nm
                                  ----------  ----------  ----------
                                  $  991,986  $  783,891          27%
                                  ==========  ==========  ==========
 nm - Not meaningful comparison

                HCC Insurance Holdings, Inc. and Subsidiaries
                     Consolidated Insurance Companies
                              Net Loss Ratios
                               June 30, 2007
                          (Unaudited, in thousands)

                   Year to Date 2007            Full Year 2006
              --------------------------- ---------------------------

 Line of      Net Earned  Incurred  Loss  Net Earned  Incurred   Loss
 Business       Premium    Losses   Ratio   Premium    Losses   Ratio
 ------------ ---------- ---------- ----- ---------- ---------- -----

 Diversified
  financial
  products    $  385,851 $  165,837 43.0% $  728,861 $  351,010 48.2%

 Group life,
  accident &
  health         384,640    295,785 76.9     591,070    432,343 73.1

 Aviation         77,091     41,991 54.5     152,886     82,328 53.8

 London market
  account         64,499     41,069 63.7     112,362     48,316 43.0

 Other specialty
  lines           80,335     55,771 69.4     123,981     69,374 56.0

 Discontinued
  lines             (430)     3,310   nm          29     28,485   nm
              ---------- ---------- ----- ---------- ---------- -----

 Total        $  991,986 $  603,763 60.9% $1,709,189 $1,011,856 59.2%
              ========== ========== ===== ========== ========== =====

 nm - Not meaningful comparison

CONTACT:  HCC Insurance Holdings, Inc.
          Investor Relations
          (713) 690-7300